Exhibit No. 99

Global Structured Finance

BoAALT 2003-08 Total

    15 Yr Fixed Rate

Collateral Summary Report

1. General Pool Characteristics

Pool Size: $243,508,555.86

Loan Count: 2,178

Cut-off Date: 2003-09-01

Avg. Loan Balance: $111,803.74

Avg. Orig. Balance: $112,354.84

W.A. FICO*: 733

W.A. Orig. LTV: 58.68%

W.A. Cut-Off LTV: 58.38%

W.A. Gross Coupon: 5.2280%

W.A. Net Coupon: 4.9745%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 175 months

W.A. Rem. Term: 174 months

W.A. Age: 1 months

% over 80 COLTV: 4.99%

% over 100 COLTV: 0.00%

% with PMI: 4.99%

% over 80 with PMI: 100.00%

W.A. MI Coverage: 14.90%

W.A. MI Adjusted LTV: 57.72%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 0.70%

% Conforming: 94.33%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

Original Balance	Percent
<= 50,000	6.04%
50,001 – 150,000	48.94
150,001 – 250,000	25.3
250,001 – 350,000	11.5
350,001 – 450,000	3.36
450,001 – 550,000	2.05
550,001 – 650,000	1.75
650,001 – 750,000	0.31
750,001 – 850,000	0.34
950,001 – 1,050,000	0.4

Total:	100.00%

Average: $112,354.84

Lowest: $14,790.00

Highest: $988,250.00

3. Cut-Off Balance

Cut-Off Balance	Percent
<= 50,000	6.14%
50,001 – 150,000	49.21
150,001 – 250,000	25.04
250,001 – 350,000	11.4
350,001 – 450,000	3.36
450,001 – 550,000	2.05
550,001 – 650,000	1.75
650,001 – 750,000	0.31
750,001 – 850,000	0.34
950,001 – 1,050,000	0.4

Total:	100.00%

        Average: $111,803.74

        Lowest: $14,411.60

        Highest: $984,667.11

4. Index

Index	Percent
Fix	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
15YR FXD	84.17%
EXP Criteria 15YR – PNCN	15.83

Total:	100.00%

6. Coupon

Coupon	Percent
3.876 – 4.000	0.02%
4.001 – 4.125	0.03
4.126 – 4.250	1.11
4.251 – 4.375	0.41
4.376 – 4.500	1.71
4.501 – 4.625	0.72
4.626 – 4.750	10.75
4.751 – 4.875	12.78
4.876 – 5.000	11.59
5.001 – 5.125	7.35
5.126 – 5.250	10.32
5.251 – 5.375	10.44
5.376 – 5.500	14.09
5.501 – 5.625	5.84
5.626 – 5.750	6.52
5.751 – 5.875	3.31
5.876 – 6.000	1.53
6.001 – 6.125	0.4
6.126 – 6.250	0.39
6.251 – 6.375	0.41
6.376 – 6.500	0.11
6.501 – 6.625	0.09
6.626 – 6.750	0.03
6.876 – 7.000	0.03

Total:	100.00%

W.A.: 5.228 Highest: 7.000 Lowest: 4.000

4

7. Credit Score

Credit Score	Percent
800 – 849	4.13%
750 – 799	36.81
700 – 749	33.96
650 – 699	20.47
600 – 649	4.63

Total:	100.00%

W.A.: 733 Lowest: 604 Highest: 839

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Refinance-Rate/Term	57.06%
Refinance-Cashout	36.04
Purchase	6.9

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	67.68%
2-Family	8.93
Condo	7.64
4-Family	5.31
PUD Detach	5.29
3-Family	2.68
PUD Attach	2.18
Townhouse	0.3

Total:	100.00%

11. Appraisal Method

Appraisal Method	Percent
AVM	58.23%
FULL	41.75
PENDING	0.02

Total:	100.00%

12. Documentation

Documentation	Percent
Reduced	49.81%
Standard	26.73
Stated	15.73
No Ratio	4.14
All Ready Home	1.8
Rapid	1.79

Total:	100.00%

13. Occupancy Status

Occupancy Status	Percent
Investor	67.42%
Primary	31.71
Secondary	0.87

Total:	100.00%

14. PMI Providers

PMI Providers	Percent
NONE	95.01%
GEMIC	1.57
RMIC	1.19
UGIC	1.07
PMIC	1.03
TGIC	0.12

Total:	100.00%

15. State

State	Percent
California	43.51%
Florida	13.28
Texas	4.8
Georgia	4.34
Missouri	3.68
Other	30.39

Total:	100.00%

16. Zip Code

Zip Code	Percent
92620	0.70%
94127	0.47
2026	0.43
94066	0.41
85750	0.4
Other	97.58

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	99.47%
1	0.53

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

21. Original Term

Original Term	Percent
120	7.77%
132	0.02
144	0.04
156	0.13
168	0.03
180	92.01

Total:	100.00%

W.A.: 175.3 months

Lowest: 120 months

Highest: 180 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
109 – 114	0.22%
115 – 120	7.55
121 – 168	0.22
175 – 180	92.01

Total:	100.00%

W.A.: 174.2 months

Lowest: 113 months

Highest: 180 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	15.32%
06-Jan	84.61
12-Jul	0.07

Total:	100.00%

W.A.: 1.1 months

Lowest: 0 months

Highest: 7 months

24. OLTV

OLTV	Percent
<= 20.00	1.85%
20.01 – 25.00	2.47
25.01 – 30.00	3.61
30.01 – 35.00	6.25
35.01 – 40.00	6.3
40.01 – 45.00	5.2
45.01 – 50.00	6.18
50.01 – 55.00	7.04
55.01 – 60.00	8.33
60.01 – 65.00	8.39
65.01 – 70.00	12.21
70.01 – 75.00	12.4
75.01 – 80.00	14.78
80.01 – 85.00	1.31
85.01 – 90.00	2.11
90.01 – 95.00	1.57

Total:	100.00%

W.A.: 58.68%

Lowest: 6.21%

Highest: 95.00%

25. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	1.85%
20.01 – 25.00	2.53
25.01 – 30.00	3.71
30.01 – 35.00	6.38
35.01 – 40.00	6.31
40.01 – 45.00	5.04
45.01 – 50.00	6.2
50.01 – 55.00	7.14
55.01 – 60.00	8.3
60.01 – 65.00	8.46
65.01 – 70.00	12.57
70.01 – 75.00	12.19
75.01 – 80.00	14.35
80.01 – 85.00	1.57
85.01 – 90.00	2.05
90.01 – 95.00	1.37

Total:	100.00%

W.A.: 58.38%

Lowest: 6.19%

Highest: 94.64%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAALT 2003-08 NC

30 Yr Fixed Rate

Collateral Summary Report

1. General Pool Characteristics

Pool Size: $50,755,259.76

Loan Count: 104

Cut-off Date: 2003-09-01

Avg. Loan Balance: $488,031.34

Avg. Orig. Balance: $488,603.98

W.A. FICO*: 726

W.A. Orig. LTV: 70.40%

W.A. Cut-Off LTV: 70.32%

W.A. Gross Coupon: 5.8598%

W.A. Net Coupon: 5.6063%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 359 months

W.A. Rem. Term: 357 months

W.A. Age: 1 months

% over 80 COLTV: 8.25%

% over 100 COLTV: 2.91%

% with PMI: 8.25%

% over 80 with PMI: 100.00%

W.A. MI Coverage: 26.06%

W.A. MI Adjusted LTV: 68.27%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 3.00%

% Conforming: 0.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

Original Balance	Percent
250,001 – 350,000	4.01%
350,001 – 450,000	31.39
450,001 – 550,000	30.96
550,001 – 650,000	21.57
650,001 – 750,000	5.68
750,001 – 850,000	4.56
850,001 – 950,000	1.83

Total:	100.00%

Average: $488,603.98

Lowest: $330,000.00

Highest: $930,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
250,001 – 350,000	4.01%
350,001 – 450,000	31.39
450,001 – 550,000	30.96
550,001 – 650,000	21.57
650,001 – 750,000	5.68
750,001 – 850,000	4.56
850,001 – 950,000	1.83

Total:	100.00%

Average: $488,031.34

Lowest: $329,671.48

Highest: $929,051.82

4. Index

Index	Percent
Fix	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
EXP Criteria 30YR – PNCN	52.21%
30YR FXD	44.88
100% 30YR	2.91

Total:	100.00%

6. Coupon

Coupon	Percent
5.126 – 5.250	1.10%
5.376 – 5.500	13.64
5.501 – 5.625	8.02
5.626 – 5.750	10.67
5.751 – 5.875	31.24
5.876 – 6.000	27.04
6.001 – 6.125	4.8
6.126 – 6.250	0.91
6.251 – 6.375	0.88
7.001 – 7.125	0.72
7.126 – 7.250	0.99

Total:	100.00%

W.A.: 5.860

Lowest: 5.250

Highest: 7.250

7. Credit Score

Credit Score	Percent
800 – 849	0.99%
750 – 799	27.43
700 – 749	45.16
650 – 699	24.85
600 – 649	1.58

Total:	100.00%

W.A.: 726

Lowest: 602

Highest: 802

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Refinance-Rate/Term	39.92%
Refinance-Cashout	32.17
Purchase	27.9

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	75.72%
PUD Detach	14.01
2-Family	4.58
Condo	3.87
3-Family	1.01
PUD Attach	0.81

Total:	100.00%

11. Appraisal Method

Appraisal Method	Percent
AVM	4.22%
FULL	95.78

Total:	100.00%

12. Documentation

Documentation	Percent
Stated	67.30%
No Ratio	16.51
Standard	13.02
Rapid	2.07
Reduced	1.1

Total:	100.00%

13. Occupancy Status

Occupancy Status	Percent
Primary	95.11%
Secondary	3.71
Investor	1.18

Total:	100.00%

14. PMI Providers

PMI Providers	Percent
NONE	91.75%
UGIC	5.06
RMIC	1.6
GEMIC	0.81
PMIC	0.78

Total:	100.00%

15. State

State	Percent
California	62.27%
Florida	6.16
Maryland	4.85
District of Columbia	2.99
New York	2.85
Other	20.88

Total:	100.00%

16. Zip Code

Zip Code	Percent
94127	3.00%
91791	2.33
90278	1.89
21093	1.58
92663	1.49
Other	89.71

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

* MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	98.55%
1	1.45

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

21. Original Term

Original Term	Percent
240	0.99%
336	0.91
360	98.11

Total:	100.00%

W.A.: 358.6 months

Lowest: 240 months

Highest: 360 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
235 – 240	0.99%
301 – 342	0.91
355 – 360	98.11

Total:	100.00%

W.A.: 357.5 months

Lowest: 239 months

Highest: 360 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	17.77%
06-Jan	82.23

Total:	100.00%

W.A.: 1.1 months

Lowest: 0 months

Highest: 5 months

24. OLTV

OLTV	Percent
20.01 – 25.00	1.32%
35.01 – 40.00	2.04
40.01 – 45.00	1.01
45.01 – 50.00	1.77
50.01 – 55.00	6.99
55.01 – 60.00	6.51
60.01 – 65.00	11.53
65.01 – 70.00	11.6
70.01 – 75.00	15.19
75.01 – 80.00	33.79
80.01 – 85.00	1.9
85.01 – 90.00	2.56
90.01 – 95.00	0.88
>= 100.01	2.91

Total:	100.00%

W.A.: 70.40%

Lowest: 23.52%

Highest: 103.00%

25. Cut-Off LTV

Cut-Off LTV	Percent
20.01 – 25.00	1.32%
35.01 – 40.00	2.04
40.01 – 45.00	1.01
45.01 – 50.00	1.77
50.01 – 55.00	7.77
55.01 – 60.00	5.73
60.01 – 65.00	11.53
65.01 – 70.00	11.6
70.01 – 75.00	15.19
75.01 – 80.00	33.79
80.01 – 85.00	1.9
85.01 – 90.00	2.56
90.01 – 95.00	0.88
>= 100.01	2.91

Total:	100.00%

W.A.: 70.32%

Lowest: 23.50%

Highest: 102.99%

Banc of America Securities LLC

        This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAALT 2003-08 CB

30 Yr Fixed Rate

Collateral Summary Report

1. General Pool Characteristics

Pool Size: $432,460,538.89

Loan Count: 3,050

Cut-off Date: 2003-09-01

Avg. Loan Balance: $141,790.34

Avg. Orig. Balance: $141,982.91

W.A. FICO*: 729

W.A. Orig. LTV: 69.97%

W.A. Cut-Off LTV: 69.87%

W.A. Gross Coupon: 5.7682%

W.A. Net Coupon: 5.5147%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 356 months

W.A. Rem. Term: 355 months

W.A. Age: 1 months

% over 80 COLTV: 20.36%

% over 100 COLTV: 2.75%

% with PMI: 20.48%

% over 80 with PMI: 100.00%

W.A. MI Coverage: 26.94%

W.A. MI Adjusted LTV: 64.63%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 0.46%

% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

Original Balance	Percent
<= 50,000	1.84%
50,001 – 150,000	39.94
150,001 – 250,000	34.1
250,001 – 350,000	21.02
350,001 – 450,000	1.36
450,001 – 550,000	1.47
550,001 – 650,000	0.27

Total:	100.00%

Average: $141,982.91

Lowest: $15,192.00

Highest: $620,500.00

3. Cut-Off Balance

Cut-Off Balance	Percent
<= 50,000	1.85%
50,001 – 150,000	40.03
150,001 – 250,000	34.05
250,001 – 350,000	20.97
350,001 – 450,000	1.36
450,001 – 550,000	1.47
550,001 – 650,000	0.27

Total:	100.00%

Average: $141,790.34

Lowest: $15,192.00

Highest: $620,500.00

4. Index

Index	Percent
Fix	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
30Y FX	66.44%
EXP Criteria 30YR – PNCN	22.14
100% 30YR	6.56
97LTV FXD	2.47
20Y FX	2.31
30YR FXD	0.07

Total:	100.00%

6. Coupon

Coupon	Percent
4.626 – 4.750	0.92%
4.751 – 4.875	0.51
4.876 – 5.000	0.51
5.001 – 5.125	0.4
5.126 – 5.250	6.41
5.251 – 5.375	10.15
5.376 – 5.500	13.97
5.501 – 5.625	7.92
5.626 – 5.750	13.32
5.751 – 5.875	17.67
5.876 – 6.000	10.58
6.001 – 6.125	5.06
6.126 – 6.250	4.92
6.251 – 6.375	3.22
6.376 – 6.500	2.27
6.501 – 6.625	0.74
6.626 – 6.750	0.66
6.751 – 6.875	0.31
6.876 – 7.000	0.07
7.001 – 7.125	0.13
7.126 – 7.250	0.03
7.251 – 7.375	0.01
7.376 – 7.500	0.13
8.001 – 8.125	0.07

Total:	100.00%

W.A.: 5.768

Lowest: 4.750

Highest: 8.125

7. Credit Score

Credit Score	Percent
800 – 849	3.70%
750 – 799	32.48
700 – 749	37.16
650 – 699	21.29
600 – 649	5.38

Total:	100.00%

W.A.: 729

Lowest: 606

Highest: 837

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Refinance-Rate/Term	39.51%
Refinance-Cashout	32
Purchase	28.49

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	66.08%
Condo	9.69
2-Family	8.34
PUD Detach	6.3
4-Family	4.79
3-Family	2.6
PUD Attach	1.68
Townhouse	0.52

Total:	100.00%

11. Appraisal Method

Appraisal Method	Percent
AVM	42.29%
FULL	57.52
PENDING	0.19

Total:	100.00%

12. Documentation

Documentation	Percent
Reduced	37.65%
Standard	31.38
Stated	20.6
No Ratio	5.85
All Ready Home	2.41
Rapid	2.1

Total:	100.00%

13. Occupancy Status

Occupancy Status	Percent
Investor	57.39%
Primary	41.66
Secondary	0.95

Total:	100.00%

14. PMI Providers

PMI Providers	Percent
NONE	79.52%
UGIC	9.51
GEMIC	5.13
RMIC	2.72
PMIC	2.62
TGIC	0.49

Total:	100.00%

15. State

State	Percent
California	44.39%
Florida	13.17
Virginia	4.18
Texas	3.21
Georgia	3.07
Other	31.98

Total:	100.00%

16. Zip Code

Zip Code	Percent
94103	0.46%
94080	0.41
94591	0.4
95610	0.4
92627	0.39
Other	97.94

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0 – 29 days	100.00%

Total:	100.00%

* MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	99.81%
1	0.19

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

21. Original Term

Original Term	Percent
240	2.31%
252	0.04
300	2.52
324	0.01
336	0.09
360	95.03

Total:	100.00%

W.A.: 355.7 months

Lowest: 240 months

Highest: 360 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
229 – 234	0.14%
235 – 240	2.17
241 – 288	0.04
295 – 300	2.52
301 – 342	0.1
355 – 360	95.03

Total:	100.00%

W.A.: 354.6 months

Lowest: 232 months

Highest: 360 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	18.08%
06-Jan	81.82
12-Jul	0.1

Total:	100.00%

W.A.: 1.0 months

Lowest: 0 months

Highest: 8 months

24. OLTV

OLTV	Percent
≤20.00	0.74%
20.01 – 25.00	0.61
25.01 – 30.00	1.46
30.01 – 35.00	2.31
35.01 – 40.00	2.48
40.01 – 45.00	3.67
45.01 – 50.00	4.32
50.01 – 55.00	4.54
55.01 – 60.00	6.29
60.01 – 65.00	6.72
65.01 – 70.00	12.19
70.01 – 75.00	13.5
75.01 – 80.00	20.69
80.01 – 85.00	2.79
85.01 – 90.00	7.18
90.01 – 95.00	1.47
95.01 – 100.00	6.29
≥ 100.01	2.75

Total:	100.00%

W.A.: 69.97%

Lowest: 4.12%

Highest: 103.00%

25. Cut-Off LTV

Cut-Off LTV	Percent
≤ 20.00	0.74%
20.01 – 25.00	0.61
25.01 – 30.00	1.46
30.01 – 35.00	2.35
35.01 – 40.00	2.48
40.01 – 45.00	3.64
45.01 – 50.00	4.34
50.01 – 55.00	4.57
55.01 – 60.00	6.28
60.01 – 65.00	6.83
65.01 – 70.00	12.16
70.01 – 75.00	13.58
75.01 – 80.00	20.6
80.01 – 85.00	2.72
85.01 – 90.00	7.18
90.01 – 95.00	1.5
95.01 – 100.00	6.21
≥ 100.01	2.75

Total:	100.00%

W.A.: 69.87%

Lowest: 4.12%

Highest: 103.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.